Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES, INC. REPORTS OPERATING RESULTS FOR THE THIRD QUARTER ENDED September 30, 2022

– Total Sales Increased 12.5% Over Prior Year Quarter to $139 Million –
– Sales Growth of 21% in Branded Products and 30% in Contact Center –
– Net Loss of ($12.7) Million Including a Non-cash Goodwill, After-tax Charge of $17.1 Million, versus Net Income of $8.2 Million in Prior Year Quarter –
– Adjusted EBITDA of $9.7 Million versus $12.6 Million Prior Year Quarter –
– Board of Directors approves a $0.14 dividend for next quarterly payment –

SEMINOLE, Fla., November 7, 2022 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”) today announced its third quarter operating results for 2022. Net sales increased 12.5% to $138.7 million, compared to third quarter 2021 net sales of $123.3 million. Net loss was ($12.7) million or ($0.80) per share compared to net income of $8.2 million or $0.51 per diluted share for the third quarter of 2021. In addition, the Company reported third quarter 2022 Adjusted EBITDA of $9.7 million compared to $12.6 million in the prior year third quarter.

During the third quarter of 2022, the Company experienced a decline in market value resulting in a pre-tax, non-cash impairment charge related to our remaining goodwill of $21.5 million (or $17.1 million net of tax, or $1.07 per share). The charge does not affect the Company’s cash position, cash flow from operating activities or bank debt covenants, and has no impact on future operations.

On an adjusted basis, excluding the impairment charge, third quarter net income was $4.4 million or $0.27 per diluted share compared to net income of $8.2 million, or $0.51 per diluted share for the third quarter of 2021. At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the significant items.

“Superior Group of Companies produced double digit sales growth with another consecutive quarter of strong year-over-year growth at our Branded Products and Contact Center segments,” said Michael Benstock, Chief Executive Officer. “While sales continue to grow, we recognize that rising interest rates and inflation combined with continued softness in the Healthcare Apparel market have impacted our earnings. We will continue to navigate macro headwinds by leveraging our diversification and the compelling secular growth opportunities across our addressable markets to gain market share. Our growth and efficiency-oriented strategic investments are just beginning to contribute to our results with significant opportunity ahead. We’re also pleased that the Board approved our regular quarterly dividend. Ultimately we believe that intelligent capital allocation along with the attractive nature of our targeted end markets should create significant shareholder value.”

Fourth Quarter 2022 Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable December 2, 2022, to shareholders of record as of November 18, 2022.

Fourth Quarter 2022 Outlook

The Company is updating its full-year 2022 expectations to reflect sales now ranging from $570 million to $580 million, from $575 million to $590 million, encompassing the ongoing fluidity of external factors such as inflation, interest rates, foreign exchange rates, foreign conflicts, and the broader economic environment that will likely continue to impact quarterly results. The revised outlook is based on management’s current beliefs and is subject to certain risks and uncertainties that may materially adversely affect the anticipated results, as discussed below in Disclosure Regarding Forward Looking Statements.

Conference Call

Superior Group of Companies will hold a conference call later today, November 7, 2022 at 5:00 p.m. Eastern Time to discuss the Company’s results. The live webcast and archived replay can be accessed in the investor information section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through November 7, 2022. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 6952745 for all replay access.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words "may," "will," "should," "could," "expect," anticipate," "estimate," "believe," "intend," "project," "potential," or "plan" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) the projected impact of the COVID-19 pandemic on our, our customers', and our suppliers' businesses, (2) projections of revenue, income, and other items relating to our financial position and results of operations, (3) statements of our plans, objectives, strategies, goals and intentions, (4) statements regarding the capabilities, capacities, market position and expected development of our business operations, and (5) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; the effect of uncertainties related to the COVID-19 pandemic, including existing and possible future variants, on the United States of America ("U.S." or "United States") and global markets, our business, operations, customers, suppliers and employees, including without limitation the length and scope of restrictions imposed by various governments and organizations and the success of efforts to deliver effective vaccines on a timely basis to a number of people sufficient to prevent or substantially lower the severity of incidents of infection or variants, among other factors; our ability to navigate successfully the challenges posed by current global supply disruptions; general economic conditions, including employment levels, in the areas of the United States in which the Company's customers are located; changes in the healthcare, retail, hotel, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of cotton and other manufacturing materials; attracting and retaining senior management and key personnel; the effect of the Company's material weakness in internal control over financial reporting; the Company's ability to successfully remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; and other factors described in the Company's filings with the Securities and Exchange Commission, including those described in the "Risk Factors" section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC): Superior Group of Companies™, established in 1920, is a combination of companies that help our customers unlock the power of their brands by creating extraordinary brand engagement experiences for their employees and customers. SGC’s commitment to service, technology, quality and value-added benefits, as well as our financial strength and resources, provides unparalleled support for our customers’ diverse needs while embracing a “Customer 1st, Every Time!” philosophy and culture in all of our business segments. Visit www.superiorgroupofcompanies.com for more information.

Contact:

Investor Relations

Investors@superiorgroupofcompanies.com

Comparative figures are as follows:

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended September 30,
	2022	2021
Net sales	$138,703	$123,326

Costs and expenses:
Cost of goods sold	88,066	77,512
Selling and administrative expenses	43,815	35,059
Goodwill impairment charge	21,460	-
Other periodic pension costs	528	459
Interest expense	1,794	320
	155,663	113,350
Income (loss) before taxes on income	(16,960)	9,976
Income tax expense (benefit)	(4,241)	1,780
Net income (loss)	$(12,719)	$8,196

Net income (loss) per share:
Basic	$(0.80)	$0.53
Diluted	$(0.80)	$0.51

Weighted average shares outstanding during the period:
Basic	15,806,852	15,528,534
Diluted	15,806,852	16,099,850

Cash dividends per common share	$0.14	$0.12

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Nine Months Ended September 30,
	2022	2021
Net sales	$430,218	$394,960

Costs and expenses:
Cost of goods sold	281,667	252,945
Selling and administrative expenses	131,998	104,076
Goodwill impairment charge	45,918	-
Intangible assets impairment charge	5,581	-
Other periodic pension costs	1,584	1,328
Pension plan termination charge	-	6,945
Interest expense	2,676	925
	469,424	366,219
Income (loss) before taxes on income	(39,206)	28,741
Income tax expense (benefit)	(5,042)	3,690
Net income (loss)	$(34,164)	$25,051

Net income (loss) per share:
Basic	$(2.17)	$1.63
Diluted	$(2.17)	$1.56

Weighted average shares outstanding during the period:
Basic	15,739,381	15,394,427
Diluted	15,739,381	16,059,686

Cash dividends per common share	$0.40	$0.34

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and par value data)

	September 30,	December 31,
	2022	2021
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,908	$8,935
Accounts receivable, less allowance for doubtful accounts of $6,946 and $6,393, respectively	103,273	107,053
Accounts receivable - other	3,696	5,546
Inventories	135,947	120,555
Contract assets	48,085	38,018
Prepaid expenses and other current assets	18,819	19,162
Total current assets	328,728	299,269
Property, plant and equipment, net	55,103	49,690
Operating lease right-of-use assets	9,605	8,246
Intangible assets, net	57,090	60,420
Goodwill	-	39,434
Other assets	11,103	13,186
Total assets	$467,307	$470,245

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$44,936	$52,340
Other current liabilities	40,246	38,989
Current portion of long-term debt	4,688	15,286
Current portion of acquisition-related contingent liabilities	1,368	4,507
Total current liabilities	91,238	111,122
Long-term debt	156,461	100,845
Long-term pension liability	15,795	15,420
Long-term acquisition-related contingent liabilities	2,349	2,569
Long-term operating lease liabilities	4,573	3,729
Deferred tax liability	-	359
Other long-term liabilities	7,796	9,211
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 16,332,116 and 16,127,505 shares, respectively	16	16
Additional paid-in capital	71,746	69,351
Retained earnings	123,058	163,836
Accumulated other comprehensive income (loss), net of tax:
Pensions	(3,620)	(4,577)
Cash flow hedges	-	47
Foreign currency translation adjustment	(2,105)	(1,683)
Total shareholders’ equity	189,095	226,990
Total liabilities and shareholders’ equity	$467,307	$470,245

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(34,164)	$25,051
Adjustments to reconcile net income (loss) to net cash provided by (used) in operating activities:
Depreciation and amortization	9,504	6,719
Goodwill impairment charge	45,918	-
Intangible assets impairment charge	5,581	-
Inventory write-downs	5,781	883
Provision for bad debts - accounts receivable	3,486	1,715
Share-based compensation expense	3,382	2,757
Deferred income tax benefit	(6,361)	(2,927)
Change in fair value of acquisition-related contingent liabilities	284	2,310
Change in fair value of written put options	(1,791)	-
Pension plan termination charge	-	6,945
Changes in assets and liabilities, net of acquisition of businesses:
Accounts receivable	1,600	7,544
Accounts receivable - other	978	(732)
Contract assets	(10,222)	1,656
Inventories	(19,242)	(14,550)
Prepaid expenses and other current assets	579	(4,445)
Other assets	2,677	(1,462)
Accounts payable and other current liabilities	(9,561)	(12,287)
Payment of acquisition-related contingent liabilities	(3,346)	(4,220)
Long-term pension liability	1,662	860
Other long-term liabilities	(1,249)	2,344
Net cash provided by (used in) operating activities	(4,504)	18,161

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(11,221)	(14,455)
Acquisition of businesses	(11,202)	(6,026)
Net cash used in investing activities	(22,423)	(20,481)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings of debt	320,143	173,436
Repayment of debt	(274,898)	(165,023)
Debt issuance costs	(869)	-
Payment of cash dividends	(6,380)	(5,334)
Payment of acquisition-related contingent liabilities	(1,416)	(1,641)
Proceeds received on exercise of stock options	684	2,452
Tax withholdings on vesting of restricted shares and performance based shares	(232)	(405)
Tax benefit from vesting of acquisition-related restricted stock	-	171
Net cash provided by financing activities	37,032	3,656

Effect of currency exchange rates on cash	(132)	(100)
Net increase in cash and cash equivalents	9,973	1,236
Cash and cash equivalents balance, beginning of period	8,935	5,172
Cash and cash equivalents balance, end of period	$18,908	$6,408

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands, except share and par value data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss)	$(12,719)	$8,196	$(34,164)	$25,051
Interest expense	1,794	320	2,676	925
Income tax expense (benefit)	(4,241)	1,780	(5,042)	3,690
Depreciation and amortization	3,401	2,346	9,504	6,719
Pension plan termination charge	-	-	-	6,945
Goodwill impairment charge	21,460	-	45,918	-
Intangible assets impairment charge	-	-	5,581	-
Adjusted EBITDA(1)	$9,695	$12,642	$24,473	$43,330

Net income (loss)	$(12,719)	$8,196	$(34,164)	$25,051
Adjustment for items:
Goodwill impairment charge	21,460	-	45,918	-
Intangible assets impairment charge	-	-	5,581	-
Pension plan termination charge	-	-	-	6,945
Tax impact of adjustments	(4,345)	-	(6,385)	(2,410)
Adjusted net income(2)	$4,396	$8,196	$10,950	$29,586

Diluted net income (loss) per share	$(0.80)	$0.51	$(2.17)	$1.56
Adjustment for items, after-tax, per diluted share	1.07	-	2.85	0.28
Diluted adjusted net income per share(3)	$0.27	$0.51	$0.68	$1.84

Weighted average shares outstanding during the period:
Diluted, as reported	15,806,852	16,099,850	15,739,381	16,059,686
Diluted, as adjusted(3)	16,196,767	16,099,850	16,195,155	16,059,686

(1) Adjusted EBITDA, which is a non-GAAP measure, is defined as net income excluding interest expense, income tax expense, depreciation and amortization expense, impairment charges and other items. The Company believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing the impact of the Company’s capital structure (interest expense from outstanding debt), tax consequences, asset base (depreciation and amortization) and the non-cash charges from the termination of the Company’s pension plans and the goodwill and intangible asset impairment. The Company uses Adjusted EBITDA internally to monitor operating results and to evaluate the performance of its business. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate Adjusted EBITDA are significant components in understanding and assessing the Company’s results of operations. The Company’s Adjusted EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate Adjusted EBITDA in the same manner.

(2) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income and net income per share, excluding the impacts of impairment and pension plan termination charges. Management believes adjusted net income and diluted adjusted net income per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment and pension plan termination charges that are not reflective of our core business.

(3) Diluted weighted average shares outstanding used to calculate diluted adjusted net income per share includes shares of common stock of 389,915 and 455,774 for the three and nine months ended September 30, 2022, respectively. These shares were excluded from diluted weighted average shares outstanding used to calculate diluted net income (loss) per share, as the Company recognized a net loss their inclusion would have been antidilutive.